                                                                    EXHIBIT 99.1


                                Koss Corporation

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Koss Corporation (the "Company") certifies that to his knowledge the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 (the "Report"):

         (1) Fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 4, 2002                      /s/Michael J. Koss
                                                  ---------------------------
                                                  Michael J. Koss
                                                  Chief Executive Officer


                                               /s/Michael J. Koss
                                                  ---------------------------
                                                  Michael J. Koss
                                                  Chief Financial Officer


This certification accompanies the Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.